UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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RESOURCE CAPITAL CORP.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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RESOURCE CAPITAL CORP.

712 Fifth Avenue    New York, NY 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on Wednesday, July 25, 2007

To the Stockholders of RESOURCE CAPITAL CORP.:

Notice is hereby given that the annual meeting of stockholders of RESOURCE CAPITAL CORP., a Maryland corporation (the “Company”), will be held at The Peninsula Hotel, Tribeca Room, 700 5th Avenue, New York, New York, on Wednesday, July 25, 2007, at 9:00 a.m. (the “Meeting”), for the following purposes:

1.	To elect seven directors to serve until the next annual meeting of stockholders in 2008;

2.	To adopt the Resource Capital Corp. 2007 Omnibus Equity Compensation Plan; and

3.	To transact such other business as may properly be brought before the Meeting and any adjournment, postponement or continuation thereof.

Only stockholders of record on the books of the Company at the close of business on June 4, 2007, will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A list of stockholders entitled to vote at the Meeting will be available for inspection at the Meeting and for 10 days prior to the Meeting at the offices of the Company, at 712 Fifth Avenue, New York, New York 10019. The stock transfer books will not be closed.

STOCKHOLDERS CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ASSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS USE. ONLY PERSONS WHO ARE STOCKHOLDERS AS OF JUNE 4, 2007 OR THEIR DULY AUTHORIZED REPRESENTATIVES OR PROXIES ARE INVITED TO ATTEND THE MEETING. IF YOU PLAN TO ATTEND YOU NEED TO BRING A FORM OF PERSONAL IDENTIFICATION WITH YOU. IF YOUR STOCK IS HELD OF RECORD BY A BANK, BROKER OR OTHER NOMINEE, YOU ALSO NEED TO BRING AN ACCOUNT STATEMENT INDICATING THAT YOU BENEFICIALLY OWN THE SHARES AS OF THE RECORD DATE, OR A LETTER FROM THE RECORD HOLDER INDICATING THAT YOU BENEFICIALLY OWN THE SHARES AS OF THE RECORD DATE, AND IF YOU WISH TO VOTE AT THE MEETING YOU MUST FIRST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

By order of the Board of Directors,

Michael S. Yecies, Secretary
June 21, 2007

RESOURCE CAPITAL CORP.

712 Fifth Avenue    New York, NY 10019

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

GENERAL

Introduction

The annual meeting of stockholders of Resource Capital Corp. will be held on July 25, 2007, at 9:00 a.m. (the “Meeting”) at The Peninsula Hotel, Tribeca Room, 700 5th Avenue, New York, New York for the purposes set forth in the accompanying notice. Only stockholders of record at the close of business on June 4, 2007, will be entitled to notice of and to vote at the Meeting.

This statement is furnished in connection with the solicitation by our Board of Directors (the “Board”) of proxies from holders of shares of our common stock, par value $.001 per share (“Common Shares”), to be used at the Meeting, and at any and all adjournments thereof. Proxies in the accompanying form, properly executed and returned to us, and not revoked, will be voted at the Meeting and any and all adjournments thereof.

This proxy statement and the accompanying form of proxy are being sent on or about June 21, 2007, to stockholders of record as of June 4, 2007.

Revocation of Proxy

If a proxy in the accompanying form is executed and returned, it may nevertheless be revoked at any time prior to its use by giving written notice of revocation to the Secretary at our New York address stated herein, by submitting a later dated proxy or by attending the Meeting and voting in person.

Expenses and Manner of Solicitation

We will bear the cost of soliciting proxies for the Meeting, including the cost of preparing, assembling and mailing this proxy statement and the accompanying form of proxy. Proxies may be solicited by our directors, officers and employees either personally, by letter, or by telephone. No director, officer, or employee who solicits proxies will be specially compensated for soliciting such proxies. We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of our common stock.

VOTING AT THE MEETING

Only stockholders of record at the close of business on June 4, 2007, will be entitled to vote at the Meeting. As of June 4, 2007, 25,006,566 Common Shares were outstanding. Each holder is entitled to one vote per share on each matter of business properly brought before the Meeting. Stockholders do not have cumulative voting rights.

The presence in person or by proxy of holders of Common Shares representing not less than a majority of all of the votes entitled to be cast at the meeting will constitute a quorum. The affirmative vote of a plurality of all votes cast at the Meeting, in person or by proxy, will be necessary for the election of directors. The affirmative vote of the holders of at least a majority of the votes cast at the Meeting at which a quorum is present is required to approve the adoption of the Resource Capital Corp. 2007 Omnibus Equity Compensation Plan (the “Omnibus Plan”) as described in Proposal 2 below. Approval of all other business properly brought before the Meeting will require a favorable vote of a majority of the votes cast at the Meeting at which a quorum is present is required, either in person or by proxy.

Any proxy not specifying to the contrary, and not designated as broker non-votes as described below, will be voted FOR the election of the specified directors, and FOR the adoption of the Omnibus Plan.

Common Shares represented at the Meeting in person or by proxy but not voted on one or more proposals will be included in determining the presence of a quorum, but will not be considered cast on any proposal on which they were not voted. A failure by brokers to vote shares held by them in nominee name will mean that such shares will not be counted for the purposes of establishing a quorum and will not be voted. If a broker does not receive voting instructions from the beneficial owner of shares on a particular matter and indicates on the proxy delivered with respect to such shares that it does not have discretionary authority to vote on that matter, which is referred to as a broker “non-vote,” those shares will be considered as present for the purpose of determining whether a quorum exists, but will not be considered cast on any proposal on which they were not voted. Brokers that are member firms of the New York Stock Exchange and who hold shares in street name for customers generally have the discretion to vote those shares with respect to certain matters, including the election of directors. Brokers will not have such discretionary authority with respect to the proposal to adopt the Omnibus Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of shares of our common stock beneficially owned as of June 4, 2007, by (a) each person who, to our knowledge, is the beneficial owner of more than 5% of the outstanding shares of common stock, (b) each of our present directors, (c) each of our executive officers and (d) all of our named executive officers and directors as a group. This information is reported in accordance with the beneficial ownership rules of the Securities and Exchange Commission under which a person is deemed to be the beneficial owner of a security if that person has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days. Shares of common stock issuable pursuant to options or warrants are deemed to be outstanding for purposes of computing the percentage of the person or group holding such options or warrants but are not deemed to be outstanding for purposes of computing the percentage of any other person.

Name and address	Common Shares Owned	Percentage
Executive officers and directors:(1)
Edward E. Cohen(2)	267,000	1.07%
Jonathan Z. Cohen(2)	404,492	1.61%
Walter T. Beach(3)(4)	1,012,970	4.05%
William B. Hart(4)	14,053	*
Gary Ickowicz(4)	816	*
Murray S. Levin(4)	7,453	*
P. Sherrill Neff(4)	13,053	*
Steven J. Kessler(2)	19,583	*
Jeffrey D. Blomstrom(2)	31,792	*
David J. Bryant(2)	12,516	*
David E. Bloom(2)	60,437	*

All executive officers and directors as a group (11 persons)	1,844,165	7.33%

Owners of 5% or more of outstanding shares:(5)
Resource America, Inc.(6)	2,036,394	8.11%
Omega Advisors, Inc.(7)	2,762,834	11.05%
Kensington Investment Group, Inc.(8)	1,283,308	5.13%

*	Less than 1%

(1)	The address for all of our executive officers and directors is c/o Resource Capital Corp., 712 Fifth Avenue, 10th Floor, New York, New York 10019.

(2)	In connection with our March 2005 private offering, we granted Resource Capital Manager, Inc., (the “Manager”) 345,000 shares of restricted stock and 651,666 stock options. The Manager subsequently transferred a portion of these shares to certain of our executive officers, without cash consideration, as follows: Mr. E. Cohen - 70,000 shares; Mr. J. Cohen - 133,333 shares; Mr. Kessler - 7,500 shares; Mr. Blomstrom - 11,666 shares; and Mr. Bloom - 6,666 shares. Each such person has the right to receive distributions on and vote, but not to transfer, such shares. One-third of the grant amount vests to the recipient each year, commencing March 8, 2006, except that the vesting period for 33,333 of the shares transferred to Mr. J. Cohen, 1,666 shares transferred to Mr. Blomstrom and 1,666 shares transferred to Mr. Bloom commenced January 3, 2007. Also includes restricted stock awards granted to certain officers and directors on January 5, 2007 as follows: Mr. J. Cohen - 87,158 shares; Mr. Blomstrom - 14,526 shares; Mr. Bloom - 11,621 shares; and Mr. Bryant - 4,183 shares. These shares vest 33.3% on January 5, 2008 and 8.33% quarterly thereafter. The Manager also transferred a portion of these stock options to certain of our executive officers. Shares issuable upon exercise of such vested stock options are as follows: Mr. E. Cohen - 8,333 shares; Mr. J. Cohen - 33,333 shares; Mr. Blomstrom - 3,333 shares; Mr. Bloom - 33,333 shares; Mr. Bryant - 3,333 shares; and Mr. Kessler - 3,333 shares.

(3)	Includes (i) 995,583 shares purchased by Beach Investment Counsel, Inc., Beach Asset Management, LLC, Beach Investment Counsel, Inc. and/or Beach Investment Management, LLC, investment management firms for which Mr. Beach is a principal and possesses investment and/or voting power over the shares and (ii) 14,434 shares of common stock issuable upon exercise of the warrants which vested on January 13, 2007. The address for these investment management firms is Five Tower Bridge, 300 Barr Harbor Drive, Suite 220, West Conshohocken, Pennsylvania 19428.

(4)	Includes (i) 816 shares of restricted stock issued to Mr. Ickowicz on February 1, 2007 which vest on February 1, 2008 and (ii) 897 shares of restricted stock issued to Messrs. Beach, Hart, Levin and Neff on March 8, 2007 which vest March 8, 2008. Each non-employee director has the right to receive distributions on and vote, but not to transfer such shares.

(5)

The addresses for our 5% or more holders are as follows: Resource America: One Crescent Drive, Navy Yard Corporate Center, Philadelphia, Pennsylvania 19112; Omega Advisors, Inc.: 88 Pine Street, Wall Street Plaza, 31st Floor, New York, New York 10005; and Kensington Investment Group, Inc.: 4 Orinda Way, Orinda, California 94563.

(6)	Includes (i) 921 shares of restricted stock granted to the Manager in connection with our March 2005 private placement that the Manager has not allocated to its employees, (ii) 100,000 shares purchased by the Manager in our initial public offering, (iii) 900,000 shares purchased by Resource Capital Investor in our March 2005 private placement, (iv) 900,000 shares purchased by Resource Capital Investor in our initial public offering, (v) 35,385 shares transferred to the Manager as incentive compensation pursuant to the terms of its management agreement with us and (vi) 100,088 shares of common stock issuable upon exercise of the warrants which vested on January 13, 2007.

(7)	This information is based on a Schedule 13G/A filed with the SEC on February 9, 2007. Leon G. Cooperman has or shares voting and/or investment power over these shares. Under the terms of a limited waiver granted to Omega Advisors with respect to ownership limitations in our declaration of trust, Omega Advisors may be prohibited from exercising a majority of these warrants without first disposing of other shares of our common stock.

(8)	This information is based on a Schedule 13G/A filed with the SEC on January 30, 2007.

PROPOSAL 1. ELECTION OF DIRECTORS

Directors

Our Board has nominated the current directors, Messrs. Beach, E. Cohen, J. Cohen, Hart, Ickowicz, Levin and Neff, to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. The stockholders have the right to annually elect all seven director nominees to our Board.

The persons named in the enclosed proxy intend, in the absence of a contrary direction, to vote for Messrs. Beach, E. Cohen, J. Cohen, Hart, Ickowicz, Levin and Neff. The Nominating and Governance Committee knows of no reason why any nominee would be unable or unwilling to serve, but if any nominee should be unable or unwilling to serve, the proxies will be voted for the election of such other person for director as the Nominating and Governance Committee of the Board of Directors may recommend in the place of such nominee.

Information is set forth below regarding the principal occupation of each Board nominee. There are no family relationships among the nominees except that Jonathan Z. Cohen, our President and Chief Executive Officer and a director, is a son of Edward E. Cohen, our Chairman of the Board of Directors.

Names of Directors, Principal Occupation and Other Information

Edward E. Cohen, 68, has been our Chairman since March 2005. Mr. Cohen is Chairman of Resource America, a position he has held since 1990. He was Resource America’s Chief Executive Officer from 1988 to 2004 and its President from 2000 to 2003. He is Chairman, Chief Executive Officer and President of Atlas America, Inc., a publicly-traded (NASDAQ: ATLS) energy company, a position he has held since 2000, Chairman and Chief Executive Officer of Atlas Pipeline Holdings GP, LLC, a wholly-owned subsidiary of Atlas America that is the general partner of Atlas Pipeline Holdings, L.P., a publicly-traded (NYSE: AHD) holding company, a position he has held since 2006, Chairman and Chief Executive Officer of Atlas Energy Resources, LLC, a publicly-traded (NYSE:ATN) energy company, a position he has held since 2006, and Chairman of the Managing Board of Atlas Pipeline Partners GP, LLC, a wholly-owned subsidiary of Atlas America that is the general partner of Atlas Pipeline Partners, L.P., a publicly-traded (NYSE: APL) natural gas pipeline company. He is also a director of TRM Corporation, a publicly-traded (NASDAQ: TRMM) consumer services company, and Chairman of Brandywine Construction & Management, Inc., a privately-held real estate management company. From 1981 to 1999 he was Chairman of the Executive Committee of JeffBanks, Inc., a bank holding company acquired by Hudson United Bancorporation. From 1969 to 1989 he was Chairman of the Executive Committee of State National Bank of Maryland (now a part of Wachovia Bank).

Jonathan Z. Cohen, 36, has been our Chief Executive Officer and President and a director since March 2005. Mr. Cohen has been President since 2003, Chief Executive Officer since 2004 and a Director since 2002 of Resource America. He was Executive Vice President of Resource America from 2001 to 2003, and a Senior Vice President from 1999 to 2001. He has been Vice Chairman of the Managing Board of Atlas Pipeline Partners GP since its formation in 1999, Vice Chairman of Atlas America since 2000, Vice Chairman of Atlas Energy Resources since 2006 and Vice Chairman of Atlas Pipeline Holdings GP since 2006. He was the Vice Chairman of RAIT Investment Trust, (now RAIT Financial Trust) a publicly-traded (NYSE: RAS) REIT, from 2003 to 2006, and Secretary, trustee and member of RAIT’s investment committee from 1997 to 2006. Since 2003 he has been the general partner of Castine Partners, L.P., a financial services hedge fund.

Walter T. Beach, 39, has been a director since March 2005. Mr. Beach has been Managing Director of Beach Investment Counsel, Inc., an investment management firm, since 1997. From 1993 to 1997, Mr. Beach was a Senior Analyst and Director of Research at Widmann, Siff and Co., Inc., an investment management firm where, beginning in 1994, he was responsible for the firm’s investment decisions for its principal equity product. Before that he was an associate and financial analyst at Essex Financial Group, a consulting and merchant banking firm, and an analyst at Industry Analysis Group, an industry and economic consulting firm. Mr. Beach has served as a director of The Bancorp, Inc., a Delaware bank holding company, and its subsidiary bank, The Bancorp Bank, since 1999.

William B. Hart, 63, has been a director since March 2005. Mr. Hart was Chairman of the Board of Trustees of the National Trust for Historic Preservation from 1999 to 2004. He was also a director of Anthem, Inc. (now Wellpoint, Inc.), a publicly-traded (NYSE: WLP) health insurance company, from 2000 to 2004. Mr. Hart was Director of SIS Bancorp (now Banknorth Massachusetts, a division of Banknorth, N.A.) from 1995 to 2000. From 1988 to 1999, Mr. Hart served in various positions with Blue Cross/Blue Shield of New Hampshire, ending as Chairman of the Audit Committee and Chairman of the Board of Directors from 1996 to 1999. He also served as President of the Foundation for the National Capital Region, Washington, DC, from 1993 to 1996 and President of The Dunfey Group, a private investment firm, from 1986 to 1998. From 1986 to 1994 he was also director of First NH Banks where he was Chairman of the Audit Committee from 1992 to 1994.

Gary Ickowicz, age 51, has been a director since February 2007. Mr. Ickowicz has been a Principal of Lazard Freres Real Estate Investors, a manager of funds invested in debt and equity securities of North American real estate assets and enterprises, since 2001. In addition, he was a director of Lazard Freres’s real estate investment banking unit from 1989 through 2001. Since 2000 he has been a director of Grant Street

Settlement, and since 2002 he has been a director of NCC/Neumann, both not-for-profit developers of senior housing. Since 2001 he has been a director of Commonwealth Atlantic Properties, Inc., a privately-held REIT. From 2001 to 2006 he was a director of Kimsouth, Inc., a joint venture with Kimco Realty Corporation, a publicly-traded (NYSE: KIM) REIT.

Murray S. Levin, 64, has been a director since March 2005. Mr. Levin is a senior litigation partner at Pepper Hamilton LLP, a law firm with which he has been associated since 1970. Mr. Levin served as the first American president of the Association Internationale des Jeunes Avocats (Young Lawyers International Association), headquartered in Western Europe. He is a past president of the American Chapter and a member of the board of directors of the Union Internationale des Avocats (International Association of Lawyers), a Paris-based organization that is the world’s oldest international lawyers association. Mr. Levin was a member of the managing board of Atlas Pipeline Partners GP from 2001 to March 2005.

P. Sherrill Neff, 55, has been a director since March 2005. Mr. Neff is a founder of Quaker BioVentures, Inc., a life sciences venture fund, and has been Managing Partner since 2002. He was a director of Resource America from 1998 to March 2005. From 1994 to 2002 he was President and Chief Financial Officer, and from 1994 to 2003, a director of Neose Technologies, Inc., a publicly-traded (NASDAQ: NTEC) life sciences company.

Non-Director Executive Officers

David J. Bryant, age 49, has been our Chief Financial Officer, Chief Accounting Officer and Treasurer since June 2006. From 2005 to 2006 Mr. Bryant served as Senior Vice-President, Real Estate Services, at Pennsylvania Real Estate Investment Trust, a publicly-traded (NYSE: PEI) REIT principally engaged in owning, managing, developing and leasing malls and strip centers in the eastern United States. Prior to that, from 2000 to 2005, Mr. Bryant served as PEI’s Senior Vice President—Finance and Treasurer, and was its principal accounting officer.

Jeffrey D. Blomstrom, age 38, has been our Senior Vice President—CDO structuring since March 2005. Mr. Blomstrom has been President and Managing Director of Resource Financial Fund Management, Inc., a subsidiary of Resource America, since 2003. Mr. Blomstrom currently serves as the head of collateral origination and as a member of the credit committee for Trapeza Capital, Resource America’s trust preferred security collateral manager. From 2001 to 2003 Mr. Blomstrom was a Managing Director at Cohen and Company, a Philadelphia-based investment bank specializing in the financial services sector. From 2000 to 2001 he was Senior Vice President of iATMglobal.net, Inc., an ATM software development company. Mr. Blomstrom was, from 1999 to 2000, an associate at Covington & Burling, a law firm, where he focused on mergers and acquisitions and corporate governance.

Steven J. Kessler, age 64, has been our Senior Vice President—Finance since September 2005 and, before that, served as our Chief Financial Officer, Chief Accounting Officer and Treasurer from March 2005. Mr. Kessler has been Executive Vice President since 2005 and Chief Financial Officer since 1997 and was Senior Vice President from 1997 to 2005 of Resource America. He was Vice President—Finance and Acquisitions at Kravco Company, a national shopping center developer and operator, from 1994 to 1997. He has been a Trustee of GMH Communities Trust, a publicly-traded (NYSE: GCT) specialty housing REIT, since 2004. From 1983 to 1993 he was employed by Strouse Greenberg & Co., a regional full service real estate company, ending as Chief Financial Officer and Chief Operating Officer. Before that, he was a partner at Touche Ross & Co. (now Deloitte & Touche LLP), independent public accountants.

David E. Bloom, age 42, has been our Senior Vice President—Real Estate Investments since March 2005. Mr. Bloom has been Senior Vice President of Resource America since 2001. He has also been President of Resource Real Estate, Inc., a wholly-owned real estate subsidiary of Resource America, since 2004 and President of Resource Capital Partners, a wholly-owned subsidiary of Resource America, from 2002 to 2006.

From 2001 to 2002 he was President of Resource Properties. Before that he was Senior Vice President at Colony Capital, LLC, an international real estate opportunity fund, from 1999 to 2001. From 1998 to 1999 he was Director at Sonnenblick-Goldman Company, a real estate investment bank. From 1995 to 1998 he was an attorney at the law firm of Willkie Farr & Gallagher, LLP.

CORPORATE GOVERNANCE

Information Concerning the Board of Directors and Certain Committees

Our Common Shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “RSO” and we are subject to the NYSE’s listing standards. The Board of Directors has determined that each of Messrs. Beach, Hart, Ickowicz, Levin and Neff satisfy the requirement for independence set out in Section 303A.02 of the rules of the NYSE and that each of these directors has no material relationship with us (other than being a director and/or a stockholder). In making its independence determinations, the board of directors sought to identify and analyze all of the facts and circumstances relating to any relationship between a director, his immediate family or affiliates and our company and our affiliates and did not rely on categorical standards other than those contained in the NYSE rule referenced above.

The Board of Directors held a total of seventeen meetings during fiscal 2006, of which twelve were telephonic meetings. During fiscal 2006, all directors attended at least 75% of the Board of Directors meetings. We do not have a formal policy regarding board member attendance at our annual meeting of stockholders. We anticipate that all of our board members will attend the Meeting.

The Board of Directors has three committees: the Audit Committee; the Compensation Committee and the Nominating and Governance Committee. All of the members of each committee are “independent” directors as that term is defined in the NYSE’s listing standards.

The Board of Directors has established a process for stockholders to send communications to it. Stockholders may communicate with the Board of Directors, or any director or committee chairperson, by writing to such parties in care of Michael S. Yecies, Chief Legal Officer and Secretary, Resource Capital Corp., 1845 Walnut Street, Suite 1000, Philadelphia, PA 19103. Communications addressed to the Board generally will be forwarded either to the appropriate committee chairperson or to all directors. Communications may be submitted confidentially and anonymously. Under certain circumstances, we may be required by law to disclose the information or identity of the person submitting the communication. There were no material actions taken by the Board as a result of communications received during fiscal 2006 from stockholders. Certain concerns communicated to the Board also may be referred to our internal auditor or our Chief Legal Officer. The Chairman of the Board, or the Chairman of the Audit Committee may direct that concerns be presented to the Audit Committee, or to the full board, or that they otherwise receive special treatment, including retention of external counsel or other advisors.

We have adopted a Code of Business Conduct and Ethics applicable to all directors, officers and employees intended to satisfy the NYSE listing standards and the definition of “code of ethics” set forth in Item 406 of Regulation S-K. We have also adopted Corporate Governance Guidelines and charters for the Audit, Compensation and Nominating and Governance Committees intended to satisfy NYSE listing standards. Our Code of Business Conduct and Ethics, Corporate Governance Guidelines and the committee charters are available on our website at www.resourcecapitalcorp.com and are also available in print to any person without charge, upon request. Any such request should be directed to us as follows: Resource Capital Corp., 1845 Walnut Street, Suite 1000, Philadelphia, PA 19103, Attention: Secretary.

We have filed our 2006 Domestic Company Section 303A CEO Certification with the NYSE without any qualifications. Our Sarbanes-Oxley Section 302 Certification was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2006.

As set forth in our Corporate Governance Guidelines and in accordance with NYSE listing standards, the non-management directors meet in executive sessions quarterly without management. The director who presides at these meetings is rotated each meeting. Interested parties wishing to communicate directly with the non-management directors may contact the chairman of the Audit Committee, P. Sherrill Neff, at Quaker BioVentures, Cira Centre, 2929 Arch Street, Philadelphia, Pennsylvania 19104.

Audit Committee

Our Board of Directors has a standing Audit Committee. The Audit Committee reviews the scope and effectiveness of audits by the independent accountants, is responsible for the engagement of independent accountants, and reviews the adequacy of our internal financial controls. Members of the Committee are Messrs. Neff (Chairman), Beach and Hart. The board of directors has determined that each member of the audit committee meets the independence standards for audit committee members set forth in the listing standards of the New York Stock Exchange, or NYSE, including those set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, and that Messrs. Beach and Neff each qualify as an “audit committee financial expert” as that term is defined in the rules and regulations thereunder. The Audit Committee held five meetings during fiscal 2006. The Board previously adopted a written charter for the Audit Committee, a current copy of which is available on our website at www.resourcecapitalcorp.com.

Report of the Audit Committee

In connection with the preparation and filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “Annual Report”):

•	the Audit Committee reviewed and discussed the audited financial statements to be included in the Annual Report with our management;

•	the Audit Committee discussed with our independent auditors, Grant Thornton LLP (“Grant Thornton”), those matters which are required to be discussed by Statement on Auditing Standards No. 61; and

•

the Audit Committee received the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and discussed with Grant Thornton the independence of Grant Thornton and satisfied itself as to Grant Thornton’s Independence.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report.

P. Sherrill Neff, Chairman

Walter T. Beach

William B. Hart

Nominating and Governance Committee

The Nominating and Governance Committee is appointed by the Board of Directors to:

•

assist us and the Board in maintaining an effective and knowledgeable Board, including assisting the Board by identifying individuals qualified to become directors and recommending to the Board the director nominees for the next annual meeting of stockholders and the directors to be appointed to the Audit, Compensation and Nominating and Governance Committees; and

•	develop and recommend for the Board’s consideration governance guidelines for us.

Nomination Process of the Nominating and Governance Committee

The Nominating and Governance Committee has not adopted specific, minimum qualifications or specific qualities or skills that must be met by a Nominating and Governance Committee-recommended nominee. The Nominating and Governance Committee seeks to insure that the membership of the Board and each committee satisfies all relevant listing standard requirements of the NYSE and applicable laws and regulations and all requirements of our governance documents. The Nominating and Governance Committee seeks to achieve a mixture of skills which are all related to our business. The nature of the specific qualifications, qualities or skills that the Nominating and Governance Committee may look for in any particular director nominee is dependent on the qualifications, qualities and skills of the rest of the directors at the time of any vacancy on the Board of Directors.

The Nominating and Governance Committee identifies director nominees by first evaluating the current members of the Board willing to continue in service. Current members with skills and experience that are relevant to our business and are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, the nominating and governance committee or Board decides not to re-nominate a member or if for re-election, or if we decide to expand the Board, the nominating and governance committee identifies the desired skills and experience of a new nominee consistent with the nominating and governance committee’s criteria for Board service. Current members of the Board and management are polled for their recommendations. Research may also be performed or third parties retained to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate potential nominees; however, we may in the future choose to do so.

The Nominating and Governance Committee will consider candidates for nomination as a director recommended by stockholders, directors, officers, third party search firms and other sources. In evaluating candidates, the Nominating and Governance Committee considers the attributes of the candidate (including skills, experience, international versus domestic background, diversity, age, and legal and regulatory requirements) and the needs of the Board, and will review all candidates in the same manner, regardless of the source of the recommendation. The Nominating and Governance Committee will consider individuals recommended by stockholders for nomination as a director in accordance with the procedures described under “Stockholder Proposals.” Such recommendations should include the following information:

•	such information as may be reasonably necessary to determine whether the recommended director candidate is independent from the stockholder that has recommended the candidate;

•	such information as may be reasonably necessary to determine whether the director candidate is qualified to serve on the Board; and

•	such information as may be reasonably necessary to determine whether the director candidate meets the independence standards of the NYSE.

We will also request such other information as may reasonably be required to determine whether each person recommended by a stockholder meets the criteria listed below and to enable us to make appropriate disclosures to the stockholder entitled to vote in the election of directors.

The members of the Nominating and Governance Committee are Messrs. Levin (Chairman), Beach and Hart. The Nominating and Governance Committee held two meetings during fiscal 2006. The Nominating and Governance Committee has adopted a charter with respect to its nominating function, a current copy of which is available on our website at www.resourcecapitalcorp.com.

Compensation Committee

The principal functions of the Compensation Committee are to:

•	review the compensation payable to our directors;

•

review the compensation and fees payable to the Manager under our management agreement; and administer the issuance of any stock or stock options issued to our employees or the employees of Resource Capital Manager, Inc., our external manager (the “Manager”) or Resource America, Inc. (“Resource America”) who perform services for us.

Under our management agreement with the Manager and Resource America, the Manager assumes principal responsibility for managing our affairs and providing the personnel that we need to conduct our operations. The Manager and Resource America are responsible for paying the compensation of all such personnel and, consequently, such personnel do not receive separate compensation from us.

The members of the Compensation Committee are Messrs. Beach (Chairman), Levin and Neff. The Compensation Committee held one meeting during fiscal 2006. The Board previously adopted a written charter for the Compensation Committee, a current copy of which is available on our website at www.resourcecapitalcorp.com.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Executive Officer Compensation

Because our management agreement provides that our Manager assumes principal responsibility and is paid a management fee for managing our affairs, we have not paid, and we do not intend to pay, any annual cash compensation to our executive officers for their services to us as executive officers. In their capacities as officers or employees of Resource America or our Manager, or their affiliates, our executive officers devote such portion of their time to our affairs as is required for the performance of the duties of our Manager under the management agreement. While our Chief Financial Officer is compensated by Resource America, he is exclusively dedicated to our operations. Therefore, the compensation paid to our Chief Financial Officer by Resource America is included in the tables below. Additionally, we may from time to time grant shares of our common stock or options to purchase shares of our common stock to our officers pursuant to our 2005 Stock Incentive Plan.

The following table sets forth certain information concerning the compensation paid or accrued in fiscal 2006 for our Principal Executive Officer, Principal Financial Officer and each of our three other most highly compensated executive officers whose aggregate salary and bonus (including amounts of salary and bonus foregone to receive non-cash compensation) exceeded $100,000:

SUMMARY COMPENSATION

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jonathan Z. Cohen Chief Executive Officer, President and Director	2006	—	—	—	—	—	—	—	—
David J. Bryant (1) Chief Financial Officer, Chief Accounting Officer and Treasurer	2006	122,769	—	—	10,761	—	—	—	133,530
Thomas C. Elliott (2) Senior Vice President – Finance and Operations	2006	101,438	146,301	115,997	10,761	—	—	—	374,497
Jeffrey D. Blomstrom Senior Vice President - CDO Structuring	2006	—	—	—	—	—	—	—	—
David E. Bloom Senior Vice President—Real Estate Investments	2006	—	—	—	—	—	—	—	—
Steven J. Kessler Senior Vice President – Finance	2006	—	—	—	—	—	—	—	—

(1)	Mr. Bryant joined us as our Chief Financial Officer, Chief Accounting Officer and Treasurer on June 28, 2006.

(2)	Mr. Elliott was our Chief Financial Officer, Chief Accounting Officer and Treasurer through June 27, 2006.

(3)	In March 2005, we granted the Manager 345,000 shares of restricted stock in connection with our March 8, 2005 private placement. The Manager transferred 142,500 of these shares in 2005 to the named executive officers as follows: Mr. Cohen – 100,000 shares ($579,983); Mr. Elliott – 20,000 shares ($115,997); Mr. Blomstrom – 10,000 shares ($57,998); Mr. Bloom – 5,000 shares ($28,999) and Mr. Kessler – 7,500 shares ($43,499). The Manager made a further transfer of 36,665 of these shares in 2006 to the named executive officers, as follows: Mr. Cohen – 33,333 shares ($193,326); Mr. Blomstrom – 1,666 shares ($9,663) and Mr. Bloom – 1,666 shares ($9,663). Dollar values represent the dollar amount recognized for financial statement reporting purposes with respect to 2006. For financial statement purposes, we are required to value these shares under EITF 96-18 because neither the Manager nor its transferees are employees of our company. See Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations - “Stock Based Compensation” in the Annual Report for a further discussion.

(4)	In March 2005, we granted the Manager options to purchase 651,666 shares of our common stock in connection with our March 2005 private placement. The Manager transferred options to acquire 230,000 shares of our common stock to the named executive officers in 2005, as follows: Mr. Cohen – 100,000 options ($107,611); Mr. Elliott—10,000 options ($10,761); Mr. Blomstrom – 10,000 options ($10,761); Mr. Bloom – 100,000 options ($107,611); and Mr. Kessler 10,000 options ($10,761). The Manager made a further transfer of its options in 2006 to Mr. Bryant – 10,000 options ($10,761). Dollar values represent the dollar amount recognized for financial statement reporting purposes with respect to 2006. For financial statement purposes, we are required to value these shares under EITF 96-18 because neither the Manager nor its transferees are employees of our company. See Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – “Stock Based Compensation” in the Annual Report for a further discussion. In valuing options transferred to Messrs. Cohen, Bryant, Elliott, Blomstrom, Bloom and Kessler at $1.06 per option, we used the Black-Scholes option pricing model to estimate the weighted average fair value of each option granted with weighted average assumptions for (a) expected dividend yield of 9.7%, (b) risk-free interest rate of 4.8%, (c) expected volatility of 20.9%, and (d) an expected life of 8.0 years.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jonathan Z. Cohen	—	100,000	(2)	—	$15.00	3/7/15	100,000	1,695,000	—	—
David J. Bryant	—	10,000	(3)	—	$15.00	3/7/15	—	—	—	—
Jeffrey D. Blomstrom	—	10,000	(2)	—	$15.00	3/7/15	8,333	141,244	—	—
David E. Bloom	—	100,000	(2)	—	$15.00	3/7/15	5,000	84,750	—	—
Steven J. Kessler	—	10,000	(2)	—	$15.00	3/7/15	5,000	84,750	—	—
Thomas C. Elliott	—	10,000	(2)	—	$15.00	3/7/15	13,334	226,011	—	—

(1)	Based on the closing price of $16.95, our stock price on December 29, 2006.

(2)	Represents options to purchase our stock that vest 33.33% on each of May 17, 2007, May 17, 2008 and May 17, 2009.

(3)	Represents options to purchase our stock that vest 33.33% on each of June 28, 2007, June 28, 2008 and June 28, 2009.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Jonathan Z. Cohen	—	—	33,333	473,329
David J. Bryant	—	—	—	—
Jeffrey D. Blomstrom	—	—	3,333	47,329
David E. Bloom	—	—	1,666	23,657
Steven J. Kessler	—	—	2,500	35,500
Thomas C. Elliott	—	—	6,666	94,657

(1)	Calculated by multiplying the number of shares of stock by the market value of such shares on the date of vesting ($14.20 per share).

For 2006, the board of directors approved compensation for each independent director consisting of an annual cash retainer of $35,000 and an annual stock award of $15,000 worth of restricted stock, as set forth in the following table:

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Walter T. Beach	35,000	14,996	—	—	—	—	49,996
William B. Hart	35,000	14,996	—	—	—	—	49,996
Murray S. Levin	35,000	14,996	—	—	—	—	49,996
P. Sherrill Neff	35,000	14,996	—	—	—	—	49,996
Gary Ickowicz (1)	—	—	—	—	—	—	—
Edward E. Cohen	—	—	—	—	—	—	—
Jonathan Z. Cohen	—	—	—	—	—	—	—

(1)	Mr. Ickowicz joined the Board of Directors in February 2007.

(2)	Dollar value represents the amount recognized for financial statement reporting purposes with respect to 2006 of 1,000 and 1,056 restricted shares granted to each independent director on March 8, 2005 and March 8, 2006, respectively. The 1,000 shares vested on March 8, 2006. The 1,056 shares will vest on March 8, 2007.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Relationships and Related Transactions

We have entered into a management agreement under which the Manager receives substantial fees. For the year ended December 31, 2006, the Manager earned base management fees of approximately $3.7 million and incentive compensation fees of $1.1 million. We also reimburse the Manager and Resource America for financial services expense, rent and other expenses incurred in the performance of their duties under the management agreement. For the year ended December 31, 2006, we reimbursed the Manager $954,000 for such expenses. In addition, we may reimburse the Manager and Resource America for expenses for employees of Resource America who perform legal, accounting, due diligence and other services that outside professionals or consultants would otherwise perform. No such expense reimbursements were made in the year ended December 31, 2006. As of December 31, 2006, we had executed four CDO transactions. These CDO transactions are structured for us by the Manager; however, the Manager is not separately compensated by us for these transactions.

The Manager is an indirect wholly-owned subsidiary of Resource America. Edward E. Cohen, the Chairman of Resource America and the Manager, and Jonathan Z. Cohen, the Chief Executive Officer and President of Resource America and the Manager, in the aggregate beneficially owned approximately 22% of Resource America’s common stock as of March 30, 2007. This information is reported in accordance with the beneficial ownership rules of the SEC under which a person is deemed to be the beneficial owner of a security if that person has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days. Steven J. Kessler, one of our executive officers, is the Executive Vice President and Chief Financial Officer of Resource America. Thomas C. Elliott, one of our officers and an executive officer through June 27, 2006, is a Senior Vice President – Finance and Operations of Resource America. Two other of our executive officers, Jeffrey D. Blomstrom and David E. Bloom, are executive officers of subsidiaries of Resource America.

Resource America, entities affiliated with it and our executive officers and directors collectively beneficially own 3,880,559 shares of common stock, representing approximately 15% of our common stock on a fully-diluted basis, including 345,000 shares of restricted stock and options to purchase 651,666 shares of our common stock granted to the Manager upon completion of our March 2005 private offering (of which 344,079 shares of restricted stock and 649,500 stock options were allocated to Resource America, entities affiliated with it and our officers and directors) and 35,385 shares of common stock issued to the Manager as incentive compensation.

LEAF Financial Corp. a majority-owned subsidiary of Resource America, originates and manages our equipment lease and note investments. We purchase these investments from LEAF Financial at a price equal to their book value plus a reimbursable origination cost not to exceed 1% to compensate LEAF Financial for its origination costs. In addition, we pay LEAF Financial an annual servicing fee, equal to 1% of the book value of managed assets, for servicing our equipment lease investments. For the year ended December 31, 2006, we acquired $106.7 million of equipment lease and note investments from LEAF Financial, including $1.1 million of origination cost reimbursements. During the year ended December 31, 2006, we paid LEAF Financial $659,000 in annual servicing fees. During the year ended December 31, 2006, we sold four leases back to LEAF Financial for $17.3 million, their book value.

In December 2006, our wholly-owned subsidiary, RCC Commercial, transferred 100% of the membership interests in Resource Capital Funding II to LEAF Funding, Inc., an indirect subsidiary of Resource America. Resource Capital Funding had no assets at the time of the transfer. We were reimbursed $125,000 by LEAF Funding for fees and expenses we had incurred in establishing the facility.

Policies and Procedures Regarding Related Transactions

Under our Management Agreement with the Manager and Resource America, we have established policies regarding the offer of potential investments to us, our acquisition of those investments and the allocation of those investments among other programs managed by the Manager or Resource America. We have also established policies regarding investing in investment opportunities in which the Manager or Resource America has an interest and regarding investing in any investment fund or CDO structured, co-structured or managed by the Manager or Resource America.

The Manager and Resource America must offer us the right to consider all investments they identify that are within the parameters of our investment strategies and policies. For all potential investments other than in equipment leases and notes, if the Manager and Resource America identify an investment that is appropriate both for us and for one or more other investment programs managed by them, but the amount available is less than the amount sought by all of their investment programs, they will allocate the investment among us and such other investment programs in proportion to the relative amounts of the investment sought by each. If the portion of the investment allocable to a particular investment program would be too small for it to be appropriate for that investment program, either because of economic or market inefficiency, regulatory constraints (such as REIT qualification or exclusion from regulation under the Investment Company Act) or otherwise, that portion will be reallocated among the other investment programs. Investment programs that do not receive an allocation will have preference in future investments where investment programs are seeking more of the investment than is available so that, on an overall basis, each investment program is treated equitably.

To equitably allocate investments that the Manager or Resource America has acquired at varying prices, the Manager and Resource America will allocate the investment so that each investment program will pay approximately the same average price.

With respect to equipment leases and notes, if an investment is appropriate for more than one investment program, including us, the Manager and Resource America will allocate the investment based on the following factors:

•	which investment program has been seeking investments for the longest period of time;

•	whether the investment program has the cash required for the investment;

•	whether the amount of debt to be incurred with respect to the investment is acceptable for the investment program;

•	the effect the investment will have on the investment program’s cash flow;

•	whether the investment would further diversify, or unduly concentrate, the investment program’s investments in a particular lessee, class or type of equipment, location or industry; and

•	whether the term of the investment is within the term of the investment program.

The Manager and Resource America may make exceptions to these general policies when other circumstances make application of the policies inequitable or uneconomic.

The Manager has also instituted policies designed to mitigate potential conflicts of interest between it and us, including:

•

We will not be permitted to invest in any investment fund or CDO structured, co-structured or managed by the Manager or Resource America other than those structured, co-structured or managed on our behalf. The Manager and Resource America will not receive duplicate management fees from any such investment fund or CDO to the extent we invest in it.

•

We will not be permitted to purchase investments from, or sell investments to, the Manager or Resource America, except that we may purchase investments originated by those entities within 60 days before our investment.

Except as described above or provided for in our management agreement with the Manager and Resource America, we have not adopted a policy that expressly prohibits transactions between us or any of our directors, officers, employees, security-holders or affiliates. However, our code of business conduct and ethics prohibits any transaction that involves an actual or potential conflict except for transactions permitted under guidelines which may be adopted by our Board of Directors. No such guidelines have been adopted as of the date of this report. In addition, our Board of Directors may approve a waiver of the code of ethics and business conduct for a specific transaction, which must be reported to our stockholders to the extent required by applicable law or New York Stock Exchange rule. No such waivers have been granted through the date hereof.

PROPOSAL 2. APPROVAL OF THE RESOURCE CAPITAL CORP.

2007 OMNIBUS EQUITY COMPENSATION PLAN

On June 18, 2007, the Board of Directors adopted, subject to stockholder approval at the Meeting, a new equity compensation plan: the Resource Capital Corp. 2007 Omnibus Equity Compensation Plan, which we refer to herein as the Omnibus Plan. The Board of Directors recommends approval of the Omnibus Plan by our stockholders at the Meeting.

Stockholder approval is being sought (i) so that the compensation attributable to grants under the Omnibus Plan may qualify for an exemption from the $1,000,000 deduction limit under section 162(m) of the Code (see discussion of section 162(m) under “Federal Income Tax Consequences” below), (ii) in order for incentive stock options to meet the requirements of the Code, and (iii) in order to meet New York Stock Exchange requirements.

The Board of Directors believes that the approval of the Omnibus Plan by the stockholders will further our compensation structure and strategy. Our ability to attract, retain and motivate top quality employees, directors and other persons who provide services to us, including portfolio managers and other employees of the Manager and Resource America, Inc., is material to our success, and the Board of Directors has concluded that this would be enhanced by the Omnibus Plan. Our existing 2005 Stock Incentive Plan will continue in effect according to its terms.

The material terms of the Omnibus Plan are summarized below. A copy of the full text of the Omnibus Plan is attached to this Proxy Statement as Exhibit A. This summary of the Omnibus Plan is not intended to be a complete description of the Omnibus Plan and is qualified in its entirety by the actual text of the Omnibus Plan to which reference is made.

Material Features of the Omnibus Plan

General. The Omnibus Plan provides that grants may be in any of the following forms:

•	incentive stock options

•	nonqualified stock options

•	stock appreciation rights (referred to as SARs)

•	stock units

•	performance shares

•	stock awards

•	dividend equivalents

•	other stock-based awards

The Omnibus Plan authorizes up to 2,000,000 shares of Common Stock for issuance, subject to adjustment as described below. Grants paid in cash will not count against the share limit. If and to the extent options and SARs granted under the Omnibus Plan terminate, expire or are cancelled, forfeited, exchanged or surrendered without being exercised or if any stock awards, stock units, performance shares, dividend equivalents or other stock-based awards are forfeited or terminated, or otherwise not paid in full, the shares subject to such grants will become available again for purposes of the Omnibus Plan. In addition, if any shares of Common Stock are surrendered to pay the exercise price of an option or withheld for purposes of satisfying our minimum tax withholding obligations with respect to a grant, such shares will also again become available for grant under the Omnibus Plan. If a grant agreement specifies that the grant will be paid in cash, and not in shares of Common Stock, any shares previously subject to such grant will also again become available for grant under the Omnibus Plan.

The Omnibus Plan provides that the maximum aggregate number of shares of Common Stock that may be made with respect to grants, other than dividend equivalents, to any individual during any calendar year is 300,000 shares, subject to adjustment as described below. Grantees may not accrue dividend equivalents during any calendar year under the Omnibus Plan in excess of $100,000. The individual limits described in this paragraph shall apply without regard to whether the grants are to be paid in Common Stock or in cash. All cash payments (other than dividend equivalents) shall equal the fair market value of the shares of Common Stock to which the cash payment relates.

If approved by the stockholders, the Omnibus Plan will become effective on July 25, 2007.

Administration. The Omnibus Plan is administered and interpreted by the Compensation Committee of our Board of Directors, except that the Board of Directors will make grants under the Omnibus Plan to our non-employee directors. References below to the Administrator mean the Compensation Committee or the Board of Directors, as appropriate. The Administrator has the authority to (i) determine the individuals to whom grants will be made under the Omnibus Plan, (ii) determine the type, size and terms of the grants, (iii) determine the time when grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, subject to the limitations described below, (v) adopt guidelines separate from the Omnibus Plan that set forth the specific terms and conditions for grants under the Omnibus Plan, and (vi) deal with any other matters arising under the Omnibus Plan. The Administrator may delegate its authority under the Omnibus Plan with respect to grants to persons who are not subject to Section 16 of the Securities Exchange Act of 1934, as amended.

Eligibility for Participation. All of our employees and directors, as well as other persons who provide services to us, including portfolio managers and other employees of the Manager and Resource America, Inc., will be eligible for grants under the Omnibus Plan.

Types of Awards.

Stock Options

The Administrator may grant options that are intended to qualify as incentive stock options within the meaning of section 422 of the Code (ISOs) or nonqualified stock options that are not intended to so qualify (NQSOs) or any combination of ISOs and NQSOs. Anyone eligible to participate in the Omnibus Plan may receive a grant of NQSOs. Only employees of our company and certain of our subsidiaries may receive a grant of ISOs.

The Administrator fixes the exercise price per share for options on the date of grant. The exercise price of any option granted under the Omnibus Plan may not be less than the fair market value of the underlying shares of Common Stock on the date of grant. However, if the grantee of an ISO is a person who holds more than 10% of the total combined voting power of all classes of outstanding stock of our company or a subsidiary, the exercise price per share of an ISO granted to such person must be at least 110% of the fair market value of a share of Common Stock on the date of grant. To the extent that the aggregate fair market value of shares of Common Stock, determined on the date of grant, with respect to which ISOs become exercisable for the first time by a grantee during any calendar year exceeds $100,000, such ISOs will be treated as NQSOs for tax purposes.

The Administrator determines the term of each option; provided, however, that the term may not exceed ten years from the date of grant and, if the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of outstanding stock of our company or a subsidiary, the term for such person may not exceed five years from the date of grant. The vesting period for options commences on the date of grant and ends on such date as is determined by the Administrator, in its sole discretion, which is specified in the grant letter. A grantee may pay the exercise price and any withholding taxes upon exercise of an option: (i) in cash or by certified check, (ii) with the approval of the Administrator, by delivering shares of Common Stock already owned by the grantee and having a fair market value on the date of exercise equal to the exercise price or through attestation to ownership of such shares, (iii) in cash, on the T+3 settlement date that occurs after the exercise date specified in the notice of exercise, provided that the grantee exercises the option through an irrevocable agreement with a registered broker and the payment is made in accordance with the procedures permitted by Regulation T of the Federal Reserve Board and such procedures do not violate applicable law, or (iv) by such other method as the Administrator may approve, to the extent permitted by applicable law.

SARs

The Administrator may grant SARs to anyone eligible to participate in the Omnibus Plan. SARs may be granted in connection with, or independently of, any option granted under the Omnibus Plan. Upon exercise of a SAR, the grantee will receive an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the base amount set forth in the grant letter. The base amount shall not be less than the fair market value of the Common Stock subject to the SARs on the date of grant. Such payment to the grantee will be in cash, in shares of Common Stock, or in a combination of cash and shares of Common Stock, as determined by the Administrator. The Administrator will determine the period when SARs vest and become exercisable, the base amount for SARs and whether SARs will be granted in connection with, or independently of, any options. SARs may be exercised while the grantee is employed by or providing service to our company or within a specified period of time after termination of such employment or service.

Stock Units

The Administrator may grant stock units to anyone eligible to participate in the Omnibus Plan. Each stock unit provides the grantee with the right to receive a share of Common Stock or an amount based on the value of a share Common Stock at a future date. The Administrator determines the number of stock units that will be granted, whether stock units will become payable if specified performance goals or other conditions are met, or under other circumstances, and the other terms and conditions applicable to the stock units. Stock units may be paid at the end of a specified period or deferred to a date authorized by the Administrator. If a stock unit becomes distributable, it will be paid to the grantee in cash, in shares of Common Stock, or in a combination of cash and shares of Common Stock, as determined by the Administrator.

Performance Shares

The Administrator may grant performance shares to anyone eligible to participate in the Omnibus Plan. Each performance share provides the grantee with the right to receive a share of Common Stock or an amount based on the value of a share Common Stock, if specified performance goals are met. The Administrator determines the number of performance shares that will be granted, the performance goals and other conditions for payment of performance shares, the target amount that will be paid under a performance share based on the achievement of the performance goals, and the other terms and conditions applicable to the performance shares. Payments with respect to performance shares will be made in cash, in shares of Common Stock, or in a combination of cash and shares of Common Stock, as determined by the Administrator.

Stock Awards

The Administrator may grant stock awards to anyone eligible to participate in the Omnibus Plan. The Administrator may require that grantees pay consideration for the stock awards and may impose restrictions on the stock awards. If restrictions are imposed on stock awards, the Administrator will determine whether they will lapse over a period of time or according to such other criteria as the Administrator determines. The Administrator determines the number of shares of Common Stock subject to the grant of stock awards and the other terms and conditions of the grant. The Administrator will determine to what extent and under what conditions grantees will have the right to vote shares of Common Stock and to receive dividends or other distributions paid on such shares during the restriction period. The Administrator may determine that a grantee’s entitlement to dividends or other distributions with respect to stock awards will be subject to the achievement of performance goals or other conditions.

Dividend Equivalents

The Administrator may grant dividend equivalents to anyone eligible to participate in the Omnibus Plan. Dividend equivalents may be granted in connection with any grants under the Omnibus Plan and may be payable in cash or shares of Common Stock. Dividend equivalents may be paid currently or accrued as contingent cash obligations or converted to stock units, as determined by the Administrator. The terms and conditions of dividend equivalents are determined by the Administrator.

Other Stock-Based Awards

The Administrator may grant other stock-based awards (which are awards other than options, SARs, stock units, performance shares, stock awards and dividend equivalents) under the Omnibus Plan. The Administrator may grant such other stock-based awards to anyone eligible to participate in the Omnibus Plan. These grants may be cash-based or based on, measured by or payable in shares of Common Stock, and will be payable in cash, in shares of Common Stock, or in a combination of cash and shares of Common Stock. The terms and conditions for these grants will be determined by the Administrator.

Qualified Performance Based Compensation. The Administrator may make grants to employees of stock units, performance shares, stock awards, dividend equivalents and other stock-based awards that are intended to meet the requirements of qualified performance based compensation under section 162(m) of the Code. The Administrator will establish in writing (i) the objective performance goals that must be met in order for the grants to vest or be payable, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Administrator deems appropriate and consistent with the Omnibus Plan and the requirements of section 162(m) of the Code. Forfeiture of all or part of any such grant will occur if the performance goals are not met, as determined by the Administrator. The Administrator will establish in writing the performance goals that must be met either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed. The Committee may not increase the amount of compensation that is payable upon achievement of the designated performance goals, but the Committee may reduce the amount of compensation that is payable upon achievement of the designated performance goals.

The performance goals, to the extent designed to meet the requirements of section 162(m) of the Code, will be based on one or more of the following measures: Common Stock price, earnings per share of Common Stock, net earnings, operating earnings, return on assets, stockholder return, return on equity, revenue growth, assets under management, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. The foregoing measures may be based on the employee’s business unit or the performance of our company or our subsidiaries independently or as a whole, or a combination of the foregoing.

Deferrals. The Administrator may permit or require grantees to defer receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to the grantee in connection with a grant under the Omnibus Plan. The Administrator will establish the rules and procedures applicable to any such deferrals.

Adjustment Provisions. If there is any change in the number or kind of shares of Common Stock by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, by reason of a merger, reorganization or consolidation, by reason of a recapitalization or change in par value or by reason of any other extraordinary or unusual event affecting the outstanding shares of Common Stock as a class without our receipt of consideration, or if the value of outstanding shares of Common Stock is substantially reduced as a result of a spinoff or our payment of an extraordinary dividend or distribution, the number of shares of Common Stock available for grants, the limit on the number of shares of Common Stock for which any individual may receive pursuant to grants in any year, the number of shares covered by outstanding grants, the kind of shares to be issued or transferred under the Omnibus Plan, and the price per share or the applicable market value of such grants will be equitably adjusted by the Administrator to reflect any increase or decrease in the number or kind of issued shares of Common Stock in order to preclude, to the extent practicable, the enlargement or dilution of the rights and benefits under such grants.

Change of Control. If a change of control occurs where our company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Administrator determines otherwise, all outstanding options and SARs that are not exercised will be assumed by, or replaced with comparable options and rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other grants that remain outstanding will be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).

In the event of a change of control, the Administrator may also take any of the following actions with respect to outstanding grants: (i) provide that all outstanding options and SARs will automatically accelerate and become fully exercisable, (ii) provide that the restrictions and conditions on all outstanding stock awards will immediately lapse, (iii) provide that grantees holding outstanding stock units, performance shares, dividend equivalents and other stock-based awards will receive payment in settlement of such award in an amount determined by the Administrator, (iv) require that grantees surrender their outstanding options and SARs in exchange for payment, in cash or shares of Common Stock as determined by the Administrator, in an amount equal to the amount (if any) by which the then fair market value subject to the grantee’s unexercised options and SARs exceeds the exercise price of the option or the base amount of the SAR, as applicable, or (v) after giving grantees the opportunity to exercise their outstanding options and SARs, the Administrator may terminate any or all unexercised options and SARs at such time as the Administrator determines appropriate. The Administrator making the determinations following a change of control must be comprised of the same members as those on the Administrator immediately before the change of control.

No Repricing of Options or SARs. The Administrator may not reprice options or SARs, nor may the Board of Directors amend the Omnibus Plan to permit repricing of options or SARs, without stockholder approval. Adjustments to the exercise price or number of shares of Common Stock subject to an option or SAR to reflect the effects of a stock split or other extraordinary corporate transaction will not constitute a “repricing.”

Amendment and Termination of the Omnibus Plan. The Board of Directors may amend or terminate the Omnibus Plan at any time, subject to stockholder approval if such approval is required under any applicable laws or stock exchange requirements. The Omnibus Plan will terminate on July 25, 2017, unless the Omnibus Plan is terminated earlier by the Board of Directors or is extended by the Board of Directors with the approval of the stockholders.

New Plan Benefits. Grants under the Omnibus Plan are discretionary, so it is currently not possible to predict the number of shares of Common Stock that will be granted or who will receive grants under the Omnibus Plan after the Meeting.

The last sales price of our Common Stock on June 18, 2007, was $16.12 per share.

Federal Income Tax Consequences

The Federal income tax consequences arising with respect to grants under the Omnibus Plan will depend on the type of grant. The following provides only a general description of the application of federal income tax laws to grants under the Omnibus Plan. This discussion is intended for the information of stockholders considering how to vote at the Meeting and not as tax guidance to grantees in the Omnibus Plan, as the consequences may vary with the types of grants made, the identity of the recipients and the method of payment or settlement. The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws.

From the recipients’ standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash, or delivery of actual shares of Common Stock. Future appreciation on shares of Common Stock held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares of Common Stock are sold. As a general rule, we will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and we will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient.

Exceptions to these general rules may arise under the following circumstances: (i) if shares of Common Stock, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture) under section 83(b) of the Code; (ii) if an employee is granted an option that qualifies as an “incentive stock option,” no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares of Common Stock acquired upon exercise of such option are held until the greater of one year from the date of exercise and two years from the date of grant; (iii) we will not be entitled to a tax deduction for compensation attributable to grants to one of its top five officers, if and to the extent such compensation does not qualify as qualified performance-based compensation under section 162(m) of the Code, and such compensation, along with any other non-performance-based compensation paid in the same year, exceeds $1 million, and (iv) an award may be taxable to the recipient as ordinary income, with an additional 20% tax, at the time it becomes vested (even if the vesting date is prior to settlement of the award), if the award constitutes “deferred compensation” under section 409A of the Code, and the requirements of section 409A of the Code are not satisfied.

Section 162(m) of the Code generally disallows a publicly held corporation’s tax deduction for compensation paid to its chief executive officer or any of its four other most highly compensated officers in excess of $1,000,000 in any year. Compensation that qualifies as qualified performance based compensation is excluded from the $1,000,000 deduction cap, and therefore remains fully deductible by the corporation that pays it. Options and SARs are intended to meet the requirements of qualified performance based compensation. Stock units, performance shares, stock awards, dividend equivalents and other stock-based awards granted under the Omnibus Plan will only meet the requirements of qualified performance based compensation if the Administrator conditions such grants on the achievement of specific performance goals in accordance with the requirements of section 162(m) of the Code.

We have the right to require that grantees pay to us an amount necessary to satisfy our federal, state or local tax withholding obligations with respect to grants under the Omnibus Plan. We may withhold from amounts payable under the Omnibus Plan or other compensation an amount necessary to satisfy tax withholding obligations. The Administrator may permit a grantee to satisfy the withholding obligation by having shares withheld from payment of a grant, provided that the number of shares withheld does not exceed the minimum applicable tax withholding for federal, state and local tax liabilities. The Administrator may permit a grantee to satisfy our withholding obligation that exceeds the minimum applicable withholding rate by transferring to us previously acquired shares of Common Stock.

Vote Required for Approval

The proposal to approve the Omnibus Plan requires for its approval the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote on this proposal. Any abstentions will have the effect of votes against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.

Equity Compensation Plan Information

The following table summarizes certain information about our 2005 Stock Incentive Plan as of December 31, 2006:

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a)
Equity compensation plans approved by security holders:
Options	651,666	$15.00
Restricted shares	252,584	N/A
Total	904,250		528,444	(1)

(1)	Upon the July 2006 hiring of certain significant employees of the Manager, we agreed to pay up to 100,000 shares of restricted stock and 100,000 options to purchase restricted stock upon the achievement of certain performance thresholds. These securities remain available for future issuance. See Item 8, “Financial Statements and Supplementary Data” – “Note 9 Capital Stock and Earnings Per Share” contained in our Annual Report on Form 10-K for a further discussion.

INDEPENDENT PUBLIC ACCOUNTANTS

Our independent public accountants for the fiscal year ended December 31, 2006 was Grant Thornton, LLP. The audit committee anticipates that Grant Thornton LLP will be re-appointed as our independent public accountants for fiscal year 2007. We anticipate that a representative of Grant Thornton, LLP will be present at the Meeting.

Audit Fees (Revised)

The aggregate fees billed by our independent auditors, Grant Thornton LLP, for professional services rendered for the audit of our annual financial statements for the period from March 8, 2005 to December 31, 2005 were approximately $316,000. This amount has been revised to include $175,000 of audit fees relating to that period but which had not yet been billed as of December 31, 2005. The aggregate fees billed by our independent auditors, Grant Thornton LLP, for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2006 were approximately $515,000.

The aggregate fees billed by Grant Thornton LLP for audit services in connection with the filing of our registration statements with the Securities and Exchange Commission were approximately $646,000 for the period from March 8 2005 to December 31, 2005 and $638,000 for the year ended December 31, 2006. The amount for the period from March 8, 2005 to December 31, 2005 has been reallocated to Audit Fees from Audit-Related fees and include $38,000 of fees relating to the period but which had not yet been billed as of December 31, 2005.

Audit–Related Fees (Revised)

Fees previously reported under this caption in 2005 have been reallocated and are included above.

Tax Fees

There were no fees paid to Grant Thornton LLP for professional services related to tax compliance, tax advice and tax planning for the year period from March 8, 2005 to December 31, 2005 or the year ended December 31, 2006.

All Other Fees

We did not incur fees in 2005 or 2006 for other services not included above.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee will, on at least an annual basis, review audit and non-audit services performed by Grant Thornton, LLP as well as the fees charged by Grant Thornton, LLP for such services. Our policy is that all audit and non-audit services must be pre-approved by the Audit Committee. All of such services and fees were pre-approved during the year ended December 31, 2006.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our officers, directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish us with copies of all such reports.

Based solely on our review of the reports received by us, we believe that, during fiscal 2006, our officers, directors and greater than ten percent shareholders complied with all applicable filings requirements, except as follows: Messrs. E. Cohen, J. Cohen, Kessler, Elliott, Bloom and Blomstrom each filed one late Form 4 relating to stock option grants; and Mr. Leon Cooperman, a stockholder that reportedly beneficially owns more than 10% of our outstanding equity securities, filed three late Form 4s, each relating to purchases of common stock by entities affiliated or controlled by him.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors does not intend to present and has not been informed that any other person intends to present any other matters for action at the Meeting. However, if other matters do properly come before the Meeting, it is the intention of the persons named as proxies to vote upon them in accordance with their best judgment.

Except as hereinabove stated, all shares represented by valid proxies received will be voted in accordance with the provisions of the proxy.

SHAREHOLDERS SHARING AN ADDRESS

Shareholders sharing an address with another shareholder may receive only one annual report or one set of proxy materials at that address unless they have provided contrary instructions. Any such shareholder who wishes to receive a separate copy of the annual report or a separate set of proxy materials now or in the future may write or call the Company to request a separate copy of these materials from: Investor Relations, 1845 Walnut Street, 10th Floor, Philadelphia, Pennsylvania 19103; telephone number (215) 546-5005. The Company will promptly deliver a copy of the requested materials.

Similarly, shareholders sharing an address with another shareholder who have received multiple copies of the Company’s proxy materials may write or call the above address and phone number to request delivery of a single copy of these materials.

STOCKHOLDER PROPOSALS

Holders of Common Shares who desire to include in our 2008 proxy statement proposals or nominations for the election of directors must submit such proposals or nominations to our Secretary no later than February 22, 2008. Such items must comply with the eligibility standards promulgated by the Securities and Exchange Commission.

Also, under our Bylaws, any stockholder who wishes to nominate candidates for election as directors or present a proposal at our 2008 annual meeting of stockholders must deliver written notice to our Secretary no later than February 22, 2008. The notice must contain all of the information required by our Bylaws, a copy of which is available upon request from the Secretary, as described below.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K, including the financial statements and management’s discussion and analysis of financial condition and results of operations for the fiscal year ended December 31, 2006, is being sent to stockholders of record on June 4, 2007 with this proxy statement. Stockholders of record as of June 4, 2007, and beneficial owners of the Common Shares on that date, may obtain from us, without charge, a copy of this Annual Report on Form 10-K filed with the Securities and Exchange Commission, exclusive of the exhibits thereto, by a request in writing. Beneficial owners shall include in their written requests a good faith representation that they were beneficial owners of the Common Shares on June 4, 2007. Such requests should be directed to Michael S. Yecies, Chief Legal Officer and Secretary, Resource Capital Corp., 1845 Walnut Street, Suite 1000, Philadelphia, PA 19103.

By order of the Board of Directors,

Michael S. Yecies, Secretary June 21, 2007

EXHIBIT A

RESOURCE CAPITAL CORP.

2007 OMNIBUS EQUITY COMPENSATION PLAN

1.	Purpose

The purpose of the Plan is to provide (i) employees of the Company or an Affiliate of the Company, (ii) any individual who provides services to the Company or an Affiliate of the Company, including portfolio managers and other employees of Resource Capital Manager, Inc. and Resource America, Inc., and (iii) members of the Board, with the opportunity to receive grants of Options, SARs, Stock Units, Performance Shares, Stock Awards, Dividend Equivalents and Other Stock-Based Awards. The Company believes that the Plan will encourage the Participants to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders, and will align the economic interests of the Participants with those of the stockholders.

2.	Definitions

Whenever used in this Plan, the following terms will have the respective meanings set forth below:

(a) “Administrator” means the Committee and any delegate of the Committee that is appointed in accordance with Section 3, except that the Board shall be the Administrator with respect to Grants to Non-Employee Directors.

(b) “Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.

(c) “Board” means the Company’s Board of Directors as constituted from time to time.

(d) “Change of Control” means the first to occur of any of the following events:

(i) the Manager, or a direct or indirect wholly owned subsidiary of Resource America, ceases to be the investment manager of the Company;

(ii) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the assets of the Company, taken as a whole, to any Person other than any one or more Qualified Affiliates;

(iii) the acquisition by any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of 50% or more of the total voting power of the voting capital interests of the Company, other than an acquisition by one or more Qualified Affiliates; or

(iv) After the date this Plan is approved by the stockholders of the Company, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Company” means Resource Capital Corp., a Maryland corporation.

(g) “Committee” means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan.

(h) “Date of Grant” means the date a Grant is effective; provided, however, that no retroactive Grants will be made.

(i) “Dividend Equivalent” means an amount determined by multiplying the number of shares of Stock, Performance Shares or Stock Units subject to a Grant by the per-share cash dividend, or the per-share fair market value (as determined by the Administrator) of any dividend in consideration other than cash, paid by the Company on its Stock on a dividend payment date.

(j) “Effective Date” means July 25, 2007, subject to approval by the stockholders of the Company.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l) “Fair Market Value” of Stock is (i) if the Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (A) if the principal trading market for the Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (B) if the Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Administrator determines, or (ii) if the Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Administrator.

(m) “Grant” means an Option, SAR, Stock Unit, Performance Share, Stock Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(n) “Grant Instrument” means the written agreement that sets forth the terms and conditions of a Grant, including all amendments thereto.

(o) “Incentive Stock Option” means a stock option that is intended to meet the requirements of section 422 of the Code, as described in Section 7.

(p) “Manager” means Resource Capital Manager, Inc., a Delaware corporation.

(q) “Non-Employee Director” means a non-employee director of the Company as defined by Rule 16b-3 under the Exchange Act.

(r) “Nonqualified Stock Option” means a stock option that is not intended to meet the requirements of section 422 of the Code, as described in Section 7.

(s) “Option” means an Incentive Stock Option or Nonqualified Stock Option to purchase shares of Stock at an Option Price for a specified period of time.

(t) “Option Price” means an amount per share of Stock purchasable under an Option, as designated by the Administrator.

(u) “Other Stock-Based Award” means any Grant based on, measured by or payable in Stock (other than Grants described in Sections 7, 8, 9, 10, 11 and 12), as described in Section 13.

(v) “Parent” means a “parent corporation,” as defined in section 424(e) of the Code, of the Company.

(w) “Participant” means an employee of the Company or an Affiliate of the Company, a member of the Board, or an individual who provides services to the Company or an Affiliate of the Company, including a portfolio manager or other employee of the Manager or Resources America, and is selected by the Administrator to receive a Grant under the Plan.

(x) “Performance Shares” means an award of phantom shares, representing one or more shares of Stock, as described in Section 10.

(y) “Person” means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, or unincorporated association, and any fiduciary acting in such capacity on behalf of any of the foregoing.

(z) “Plan” means this Resource Capital Corp. 2007 Omnibus Equity Compensation Plan, as in effect from time to time.

(aa) “Qualified Affiliate” means (i) any Person that is part of a controlled group or under common control with the Company or Resource America; (ii) any employee benefit plan (or related trust) sponsored or maintained by the Company or by any entity controlled by the Company; or (iii) any Person controlled by any executive officer (as defined by Rule 16a-1(f) of the Exchange Act) of the Company. For purposes of this definition, “controlled by” shall mean possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(bb) “Resource America” means Resource America, Inc., a Delaware corporation.

(cc) “Stock” means the common stock, par value $0.001, of the Company or such other securities of the Company as may be substituted for Stock pursuant to Sections 5(d) or 18.

(dd) “SAR” means an award of a stock appreciation right, as described in Section 8.

(ee) “Stock Award” means an award of Stock, as described in Section 11.

(ff) “Stock Unit” means an award of a phantom unit, representing one or more shares of Stock, as described in Section 9.

(gg) “Subsidiary” means any entity in which the Company has a greater than 50% ownership interest. For purposes of Sections 7(c), (d) and (h), “Subsidiary” shall mean a “subsidiary corporation,” as defined in section 424(f) of the Code, of the Company.

(hh) “Successor Participant” means the personal representative or other person entitled to succeed to the rights of the Participant in accordance with Section 17.

3.	Administration

(a) The Plan shall be administered by the Administrator. The Administrator shall have the sole authority to (i) determine the Participants to whom Grants shall be made under the Plan, (ii) determine the type, size and terms of the Grants to be made to each Participant, (iii) determine the time when the Grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued Grant, subject to the provisions of Section 20, (v) adopt guidelines separate from the Plan that set forth the specific terms and conditions for Grants under the Plan, and (vi) deal with any other matters arising under the Plan.

(b) The Administrator shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Administrator’s interpretations of the Plan and all determinations made by the Administrator pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Administrator shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

(c) The Administrator, in its discretion, may delegate to one or more officers of the Company all or part of the Administrator’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan and the Administrator’s prior delegation.

4.	Grants

Grants under the Plan may consist of Options, SARs, Stock Units, Performance Shares, Stock Awards, Dividend Equivalents and Other Stock-Based Awards. All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with the Plan as the Administrator deems appropriate and as are specified in writing by the Administrator in separate guidelines or to the individual in the Grant Instrument or an amendment to the guidelines or Grant Instrument. The Administrator shall approve the form and provisions of each Grant Instrument. All Grants shall be made conditional upon the Participant’s acknowledgment, in writing or by acceptance of the Grant, that all decisions and determinations of the Administrator shall be final and binding on the Participant, his or her beneficiaries, and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Participants.

5.	Shares of Stock Subject to the Plan

(a) Shares Authorized. The total aggregate number of shares of Stock that may be issued or transferred under the Plan is 2,000,000 shares, subject to adjustment as described below. The shares may be authorized but unissued shares of Stock or reacquired shares of Stock, including shares purchased by the Company on the open market for purposes of the Plan. Grants paid in cash shall not count against the foregoing share limits.

(b) Share Counting. For administrative purposes, when the Administrator makes a Grant payable in Stock, the Administrator shall reserve shares of Stock equal to the maximum number of shares of Stock that may be payable under the Grant. If and to the extent Options or SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards, Stock Units, Performance Shares, Dividend Equivalents or Other Stock-Based Awards are forfeited or terminated, or otherwise not paid in full, the shares subject to such Grants which have not been issued shall again be available for purposes of the Plan. Shares of Stock surrendered in payment of the Option Price of an Option or withheld for purposes of satisfying the Employer’s minimum tax withholding obligations with respect to Grants under the Plan shall again be available for issuance or transfer under the Plan. To the extent that any Grants are paid in cash, and not in shares of Stock, any shares previously reserved for issuance or transfer pursuant to such Grants shall again be available for issuance or transfer under the Plan.

(c) Individual Limits. All Grants under the Plan, other than Dividend Equivalents, shall be expressed in shares of Stock. The maximum aggregate number of shares of Stock with respect to which all Grants, other than Dividend Equivalents, may be made under the Plan to any individual during any calendar year shall be 300,000 shares, subject to adjustment as described below. A Participant may not accrue Dividend Equivalents during any calendar year in excess of $100,000. The individual limits described in this subsection (c) shall apply without regard to whether the Grants are to be paid in Stock or in cash. All cash payments (other than Dividend Equivalents) shall equal the Fair Market Value of the shares of Stock to which the cash payment relates.

(d) Adjustments. If there is any change in the number or kind of shares of Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Stock available for issuance under the Plan, the maximum number of shares of Stock for which any individual may receive pursuant to Grants in any year, the number of shares covered by outstanding Grants, the kind of shares to be issued or transferred under the Plan, and the price per share or the applicable market value of such Grants shall be appropriately adjusted by the Administrator to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Administrator shall be final, binding and conclusive.

6.	Eligibility for Participation

Any employee of the Company or an Affiliate of the Company, any member of the Board and any individual who provides services to the Company or an Affiliate of the Company, including a portfolio manager or other employee of the Manager or Resource America, is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate of the Company. Grants will be made only to persons who are employees, directors, consultants or advisors of the Company for purposes of Form S-8 registration under the Securities Act of 1933, as amended. Options and SARs may be granted only to persons who perform direct services to the Company on the date of grant, as determined under section 409A of the Code.

7.	Options

(a) General Requirements. The Administrator may grant Options to a Participant upon such terms and conditions as the Administrator deems appropriate under this Section 7.

(b) Number of Shares. The Administrator shall determine the number of shares of Stock that will be subject to each Grant of Options to Participants.

(c) Type of Option and Price.

(i) The Administrator may grant Incentive Stock Options or Nonqualified Stock Options or any combination of Incentive Stock Options and Nonqualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or its Subsidiaries. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option. Nonqualified Stock Options may be granted to any Participant.

(ii) The Option Price shall be determined by the Administrator and may be equal to or greater than the Fair Market Value of the shares of Stock subject to the Grant on the Date of Grant; provided, however, that an Incentive Stock Option may not be granted to any person who, at the Date of Grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless the Option Price is not less than 110% of the Fair Market Value on the Date of Grant.

(d) Option Term. The Administrator shall determine the term of each Option. The term of an Option shall not exceed ten years from the Date of Grant. However, an Incentive Stock Option that is granted to an Employee who, at the Date of Grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any Subsidiary, may not have a term that exceeds five years from the Date of Grant.

(e) Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions as may be determined by the Administrator and specified in the Grant Instrument. The Administrator may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(f) Termination of Employment or Service. Except as provided in the Grant Instrument, an Option may only be exercised while the Participant is employed by, or providing service to, the Company, an Affiliate or another entity as designated in the Grant Instrument. The Administrator shall specify in the Grant Instrument under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.

(g) Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company or its designated agent. The Participant shall pay the Option Price and any withholding taxes for the Option (i) in cash or by certified check, (ii) with the approval of the Administrator, by delivering shares of Stock owned by the Participant and having a Fair Market Value on the date of exercise equal to the Option Price or by attestation (on a form prescribed by the Administrator) to ownership of shares of Stock having an aggregate Fair Market Value on the date of exercise equal to the Option Price, (iii) in cash, on the T+3 settlement date that occurs after the exercise date specified in the notice of exercise, provided that the Participant exercises the Option through an irrevocable agreement with a registered broker and the payment is made in accordance with procedures permitted by Regulation T of the Federal Reserve Board and such procedures do not violate applicable law, or (iv) by such other method as the Administrator may approve, to the extent permitted by applicable law. Shares of Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Administrator depending on the type of payment being made.

(h) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that if the aggregate Fair Market Value on the Date of Grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a Parent or Subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.

8.	SARs

(a) General Requirements. The Administrator may grant SARs to any Participant, upon such terms and conditions as the Administrator deems appropriate under this Section 8. Each SAR shall represent the right of the Participant to receive, upon settlement of the SAR, shares of Stock or cash equal to the amount by which the Fair Market Value of a share of Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described below in Section 8(c).

(b) Terms of SARs. The Administrator shall determine the terms and conditions of SARs and may grant SARs separately from or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or any time thereafter while the Option remains outstanding; provided, however, that in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. The Administrator will determine the number of SARs to be granted, the base amount, the vesting and other restrictions applicable to SARs and the period during which SARs will remain exercisable.

(c) Base Amount. The Administrator shall establish the base amount of the SAR at the time the SAR is granted. The base amount shall not be less than the Fair Market Value of the shares of Stock subject to the Grant on the Date of Grant.

(d) Payment With Respect to SARs. The Administrator shall determine whether the appreciation in an SAR shall be paid in the form of cash, in Stock, or in a combination of the two, in such proportion as the Administrator deems appropriate. For purposes of calculating the number of shares of Stock to be received, Stock shall be valued at its Fair Market Value on the date of exercise of the SAR. If shares of Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

(e) Requirement of Employment or Service. The Administrator shall determine in the Grant Instrument under what circumstances a Participant may retain SARs after termination of the Participant’s employment or service, and the circumstances under which SARs may be forfeited.

9.	Stock Units

(a) General Requirements. The Administrator may grant Stock Units to a Participant, upon such terms and conditions as the Administrator deems appropriate under this Section 9. Each Stock Unit shall represent the right of the Participant to receive a share of Stock or an amount based on the value of a share of Stock. All Stock Units shall be credited to accounts on the Company’s records for purposes of the Plan.

(b) Terms of Stock Units. The Administrator may grant Stock Units that are payable if specified performance goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified period, or payment may be deferred to a date authorized by the Administrator. The Administrator shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c) Payment With Respect to Stock Units. Payment with respect to Stock Units shall be made in cash, in Stock, or in a combination of the two, as determined by the Administrator. The Grant Instrument shall specify the maximum number of shares that shall be paid under the Stock Units.

(d) Requirement of Employment or Service. The Administrator shall determine in the Grant Instrument under what circumstances a Participant may retain Stock Units after termination of the Participant’s employment or service, and the circumstances under which Stock Units may be forfeited.

10.	Performance Shares

(a) General Requirements. The Administrator may grant Performance Shares to a Participant, upon such terms and conditions as the Administrator deems appropriate under this Section 10. Each Performance Share shall represent the right of the Participant to receive a share of Stock or an amount based on the value of a share of Stock, if specified performance goals are met. All Performance Shares shall be credited to accounts on the Company’s records for purposes of the Plan.

(b) Terms of Performance Shares. The Administrator shall establish the performance goals and other conditions for payment of Performance Shares. Performance Shares may be paid at the end of a specified performance or other period, or payment may be deferred to a date authorized by the Administrator. The Administrator shall determine the number of Performance Shares to be granted and the requirements applicable to such Performance Shares.

(c) Payment With Respect to Performance Shares. Payment with respect to Performance Shares shall be made in cash, in Stock, or in a combination of the two, as determined by the Administrator. The Administrator shall establish in the Grant Instrument a target amount to be paid under a Performance Share based on achievement of the performance goals.

(d) Requirement of Employment or Service. The Administrator shall determine in the Grant Instrument under what circumstances a Participant may retain Performance Shares after termination of the Participant’s employment or service, and the circumstances under which Performance Shares may be forfeited.

11.	Stock Awards

(a) General Requirements. The Administrator may issue or transfer shares of Stock to a Participant under a Stock Award, upon such terms and conditions as the Administrator deems appropriate under this Section 11. Shares of Stock issued or transferred pursuant to Stock Awards may be issued or transferred for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Administrator. The Administrator may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Administrator deems appropriate, including restrictions based upon the achievement of specific performance goals.

(b) Number of Shares. The Administrator shall determine the number of shares of Stock to be issued or transferred pursuant to a Stock Award and any restrictions applicable to such shares.

(c) Requirement of Employment or Service. The Administrator shall determine in the Grant Instrument under what circumstances a Participant may retain Stock Awards after termination of the Participant’s employment or service, and the circumstances under which Stock Awards may be forfeited.

(d) Restrictions on Transfer. While Stock Awards are subject to restrictions, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except upon death as described in Section 17. Each certificate, or electronic book entry equivalent, for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Participant shall be entitled to have the legend removed when all restrictions on such shares have lapsed. The Administrator may retain possession of any stock certificates for Stock Awards until all restrictions on such shares have lapsed.

(e) Right to Vote and to Receive Dividends. The Administrator shall determine to what extent, and under what conditions, the Participant shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares during the restriction period. The Administrator may determine that a Participant’s entitlement to dividends or other distributions with respect to a Stock Award shall be subject to achievement of performance goals or other conditions.

12.	Dividend Equivalents

(a) General Requirements. When the Administrator makes a Grant under the Plan, the Administrator may grant Dividend Equivalents in connection with such Grants, under such terms and conditions as the Administrator deems appropriate under this Section 12. Dividend Equivalents may be paid to Participants currently or may be deferred, as determined by the Administrator. All Dividend Equivalents that are not paid currently shall be credited to accounts on the Company’s records for purposes of the Plan. Dividend Equivalents may be accrued as a cash obligation, or may be converted to Stock Units for the Participant, as determined by the Administrator. Unless otherwise specified in the Grant Instrument, deferred Dividend

Equivalents will not accrue interest. The Administrator may provide that Dividend Equivalents shall be payable based on the achievement of specific performance goals.

(b) Payment with Respect to Dividend Equivalents. Dividend Equivalents may be payable in cash or shares of Stock or in a combination of the two, as determined by the Administrator.

13.	Other Stock-Based Awards

The Administrator may grant other awards that are cash-based or based on, measured by or payable in Stock to Participants, on such terms and conditions as the Administrator deems appropriate under this Section 13. Other Stock-Based Awards may be granted subject to achievement of performance goals or other conditions and may be payable in Stock or cash, or in a combination of the two, as determined by the Administrator in the Grant Instrument.

14.	Qualified Performance-Based Compensation

(a) Designation as Qualified Performance-Based Compensation. The Administrator may determine that Stock Units, Performance Shares, Stock Awards, Dividend Equivalents or Other Stock-Based Awards granted to an Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code. The provisions of this Section 14 shall apply to any such Grants that are to be considered “qualified performance-based compensation” under section 162(m) of the Code. To the extent that Grants of Stock Units, Performance Shares, Stock Awards, Dividend Equivalents or Other Stock-Based Awards designated as “qualified performance-based compensation” under section 162(m) of the Code are made, no such Grant may be made as an alternative to another Grant that is not designated as “qualified performance based compensation” but instead must be separate and apart from all other Grants made.

(b) Performance Goals. When Stock Units, Performance Shares, Stock Awards, Dividend Equivalents or Other Stock-Based Awards that are to be considered “qualified performance-based compensation” are granted, the Administrator shall establish in writing (i) the objective performance goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Administrator deems appropriate and consistent with the Plan and the requirements of section 162(m) of the Code for “qualified performance-based compensation.” The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the performance goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Administrator shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals, but the Administrator may reduce the amount of compensation that is payable upon achievement of the designated performance goals.

(c) Criteria Used for Objective Performance Goals. The Administrator shall use objectively determinable performance goals based on one or more of the following criteria: Stock price, earnings per share of Stock, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specific revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. The performance goals may relate to the Participant’s business unit or the performance of the Company, a Subsidiary, or the Company and its Subsidiaries as a whole, or any combination of the foregoing. Performance goals need not be uniform as among Participants.

(d) Timing of Establishment of Goals. The Administrator shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code.

(e) Certification of Results. The Administrator shall certify and announce the results for the performance period to all Participants after the Company announces the Company’s financial results for the performance period. The Administrator shall determine the amount, if any, to be paid pursuant to each Grant based on the achievement of the performance goals and the terms of each Grant Instrument.

(f) Death, Disability or Other Circumstances. The Administrator may provide in the Grant Instrument that Grants shall be payable, in whole or in part, in the event of the Participant’s death or disability, a Change of Control or under other circumstances consistent with the Treasury regulations and rulings under section 162(m) of the Code.

15.	Deferrals

The Administrator may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares of Stock that would otherwise be due to the Participant in connection with any Grant. The Administrator shall establish rules and procedures for such deferrals. Any deferrals under the Plan shall be intended to comply with the requirements of section 409A of the Code, and any corresponding regulations and guidance.

16.	Withholding of Taxes

(a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Employer may require that the Participant or other person receiving or exercising Grants pay to the Employer the amount of any federal, state or local taxes that the Employer is required to withhold with respect to such Grants, or the Employer may deduct from other wages paid by the Employer the amount of any withholding taxes due with respect to such Grants.

(b) Election to Withhold Shares. If the Administrator so permits, a Participant may elect to satisfy the Employer’s tax withholding obligation with respect to Grants paid in Stock by having shares withheld, at the time such Grants become taxable, up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. In addition, with respect to any required tax withholding amount that exceeds the minimum applicable withholding tax rate, the Administrator may permit a Participant to satisfy such tax withholding obligation with respect to such excess amount by providing that the Participant may elect to deliver to the Company shares of Stock owned by the Participant that have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company. The elections described in this subsection (b) must be in a form and manner prescribed by the Administrator and may be subject to the prior approval of the Administrator.

17.	Transferability of Grants

(a) In General. Except as provided in this Section 17, only the Participant may exercise rights under a Grant during the Participant’s lifetime. A Participant may not transfer those rights except by will or by the laws of descent and distribution, or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Administrator, pursuant to a domestic relations order. When a Participant dies, the Successor Participant may exercise such rights in accordance with the terms of the Plan. A Successor Participant must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.

(b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Administrator may provide in a Grant Instrument that a Participant may transfer Nonqualified Stock Options to family members of the Participant, one or more trusts in which family members of the Participant have more than 50% of the beneficial interest, foundations in which family members of the Participant (or the Participant) control the management of assets, or any other entity in which family members of the Participant (or the Participant) own more than 50% of the voting interests, consistent with applicable securities laws, according to such terms as the Administrator may determine; provided that the Participant receives no consideration for the transfer of a Nonqualified Stock Option and the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer.

18.	Consequences of a Change of Control

(i) Assumption of Grants. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Administrator determines otherwise, all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding Grants shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).

(ii) Other Alternatives. Notwithstanding the foregoing, in the event of a Change of Control, the Administrator may take any of the following actions with respect to any or all outstanding Grants: the Administrator may (i) determine that outstanding Options and SARs shall accelerate and become exercisable, in whole or in part, upon the Change of Control or upon such other event as the Administrator determines, (ii) determine that the restrictions and conditions on outstanding Stock Awards shall lapse, in whole or in part, upon the Change of Control or upon such other event as the Administrator determines, (iii) determine that Grantees holding Stock Units, Performance Shares, Dividend Equivalents, and Other Stock-Based Awards shall receive a payment in settlement of such Stock Units, Performance Shares, Dividend Equivalents, and Other Stock-Based Awards in an amount determined by the Administrator, (iv) require that Participants surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Stock, as determined by the Administrator, in an amount equal to the amount by which the then Fair Market Value of the shares of Stock subject to the Participant’s unexercised Options and SARs exceeds the Option Price of the Options or the base amount of SARs, as applicable, or (v) after giving Participants an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Administrator deems appropriate. Such surrender, termination or settlement shall take place as of the date of the Change of Control or such other date as the Administrator may specify. The Administrator shall have no obligation to take any of the foregoing actions, and, in the absence of any such actions, outstanding Grants shall continue in effect according to their terms (subject to any assumption pursuant to subsection (a)).

19.	Requirements for Issuance of Shares

No shares of Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance of such Stock have been complied with to the satisfaction of the Administrator. The Administrator shall have the right to condition any Grant made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Stock as the Administrator shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

20.	Amendment and Termination of the Plan

(a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without approval of the stockholders of the Company if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements. No amendment or termination of this Plan shall, without the consent of the Participant, impair any rights or obligations under any Grant previously made to the Participant, unless such right has been reserved in the Plan or the Grant Instrument, or except as provided in Section 21(b) below.

(b) No Repricing Without Stockholder Approval. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.

(c) Stockholder Approval for “Qualified Performance-Based Compensation.” If Stock Units, Performance Shares, Stock Awards, Dividend Equivalents or Other Stock-Based Awards are granted as “qualified performance-based compensation” under Section 14 above, the Plan must be reapproved by the Company’s stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the provisions of Section 14, if additional Grants are to be made under Section 14 and if required by section 162(m) of the Code or the regulations thereunder.

(d) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders. The termination of the Plan shall not impair the power and authority of the Administrator with respect to an outstanding Grant.

21.	Miscellaneous

(a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Administrator to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Administrator may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a grant made by such corporation. The terms and conditions of the substitute Grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Administrator shall prescribe the provisions of the substitute Grants.

(b) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that the Plan and applicable Grants comply with the applicable provisions of sections 162(m), 409A and 422 of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or sections 162(m), 409A or 422 of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or sections 162(m), 409A or 422 of the Code, that Plan provision shall cease to apply. The Administrator may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Administrator may also adopt rules regarding the withholding of taxes on payments to Participants. The Administrator may, in its sole discretion, agree to limit its authority under this Section.

(c) Enforceability. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

(d) Funding of the Plan; Limitation on Rights. This Plan shall be unfunded. Neither the Company or any other Employer shall be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company or any other Employer and any Participant or any other person. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company or any other Employer. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

(e) Rights of Participants. Nothing in this Plan shall entitle any Participant or other person to any claim or right to receive a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employment or service of the Employer.

(f) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Grant. The Administrator shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(g) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

RESOURCE CAPITAL CORP.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

OF DIRECTORS OF RESOURCE CAPITAL CORP.

The undersigned hereby constitutes and appoints Edward E. Cohen and Michael S. Yecies, or either of them, as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all of the shares of common stock of Resource Capital Corp. held of record by the undersigned on June 4, 2007, at the Annual Meeting of Stockholders of Resource Capital Corp. to be held Wednesday, July 25, 2007, and at any and all adjournments or postponements thereof.

(Continued and to be signed on the reverse side)

I plan to attend the meeting +-+ +-+

1. ELECTION OF DIRECTORS.

The nominees for election are Walter T. Beach, Edward E. Cohen, Jonathan Z. Cohen, William B. Hart, Gary Ickowicz, Murray S. Levin and P. Sherrill Neff.

FOR all nominees listed above (except as marked to the contrary at the right)	Withhold Authority to vote for all nominees listed above	To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.
+-+ +-+	+-+ +-+

2. PROPOSAL TO ADOPT THE RESOURCE CAPITAL CORP. 2007 OMNIBUS EQUITY COMPENSATION PLAN.

+-+ +-+ FOR	+-+ +-+ AGAINST	+-+ +-+ ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

+-+ +-+ FOR	+-+ +-+ AGAINST	+-+ +-+ ABSTAIN

This proxy, when properly executed, will be voted in the manner specified above by the named proxies. If no direction is made, this proxy will be voted FOR all nominees listed and FOR approval of the Omnibus Equity Compensation Plan. Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2007

Signature of stockholder

Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.